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                                                                   Exhibit 10.54


                      THIRD AMENDMENT TO CREDIT AGREEMENT

            This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 15, 2003, and entered into by and among ALLERGAN, NC. (the "Company"), the banks and other financial institutions signatory hereto that are parties as Banks to the Credit Agreement referred to below (the "Banks"), JPMORGAN CHASE BANK, as administrative agent (in such capacity, the "Administrative Agent"), CITICORP USA INC., as syndication agent, and BANK OF AMERICA, N.A., as documentation agent.

                                    Recitals

            A. The Company, the Banks, and the Agents have entered into that certain Credit Agreement dated as of October 11, 2002 (as heretofore amended, the "Credit Agreement"), by and among the Company, the Eligible Subsidiaries referred to therein, the Banks party thereto, the Administrative Agent, Citicorp USA Inc., as syndication agent, and Bank of America, N.A., as documentation agent. Capitalized terms used in this Amendment without definition shall have the meanings given such terms in the Credit Agreement.

            B. The Company has requested a certain amendment to the Credit Agreement.

            C. The Banks and the Administrative Agent are willing to agree to the amendment requested by the Company, on the terms and conditions set forth in this Amendment.

                                   Agreement

            NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the Company, the Banks, and the Administrative Agent agree as follows:

            1. Amendment to Section 1.01 of the Credit Agreement. The definition of Consolidated Net Worth contained in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "Consolidated Net Worth" means at any date (i) the consolidated stockholders' equity of the Company and its Consolidated Subsidiaries determined as of such date less (ii) (to the extent reflected in determining such consolidated stockholders' equity) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to June 28, 2002 in the book value of any asset owned by the Company or a Consolidated Subsidiary plus (iii) the amount of the reduction in such consolidated stockholders' equity which results directly from the lump sum payment made pursuant to the Settlement Agreement between the Company, et.al., on the one hand, and Pharmacia Corporation, et.al., and Columbia University, on the other hand, dated October 2002, resolving intellectual property disputes involving Lumigan(R) and the lump sum payment relating thereto; provided, however, that the amount of the addition pursuant to this clause (iii) shall not exceed $100,000,000, plus (iv) the amount of the reduction in such consolidated stockholders' equity which results directly from the in process research and development charge related to the Company's
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      acquisition of Bardeen Sciences Company LLC; provided, however, that the amount of the addition pursuant to this clause (iv) shall not exceed $260,000,000 plus (v) the amount of the reduction in such consolidated stockholders' equity which results directly from the in process research and development charge related to the Company's acquisition of Oculex Pharmaceuticals, Inc.; provided, however, that the amount of the addition pursuant to this clause (v) shall not exceed $230,000,000.

            2. Representations and Warranties. The Company represents and warrants that:

                  (a) Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted.

                  (b) Corporate and Governmental Authorization. The execution, delivery and performance by the Company of this Amendment and the performance by the Company of the Credit Agreement, as amended by this Amendment (the "Amended Credit Agreement"), are within the Company's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official under any provision of law or regulation applicable to the Company, and do not contravene, or constitute a default under, any provision of law or regulation applicable to the Company or of the restated certificate of incorporation or by-laws of the Company or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Company or any of its Subsidiaries or result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

                  (c) Binding Effect. This Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of the Company.

                  (d) No Default. Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

            3. Effectiveness. This Amendment shall be effective on the date when (i) this Amendment shall have been signed, and counterparts hereof shall have been delivered to the Administrative Agent (by hand delivery, mail or telecopy), by the Company and the Required Banks and (ii) the Company's acquisition of Oculex Pharmaceuticals, Inc. shall have been consummated.

            4. Effect of Amendment; Ratification. From and after the date on which this Amendment becomes effective, all references to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the Notes shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed. The Company confirms that as amended hereby, each of the Amended Credit Agreement and the Notes is in full force and effect.


                                       2
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            5.    Governing Law. This Amendment shall be governed by and
construed in accordance with the laws of the State of New York.

            6. Counterparts; Integration. This Amendment may be signed in any number of counter parts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, related to the subject matter hereof.

            7. Termination. If, at any time prior to the effectiveness of this Amendment pursuant to Section 3, the Company elects, for any reason, not to pursue its acquisition of Oculex Pharmaceuticals, Inc., the Company may terminate this Amendment by giving written notice to the Administrative Agent of such election, and immediately upon delivery of such written notice, this Amendment shall terminate and shall be null and void ab initio, and may be replaced by another Third Amendment to Credit Agreement.


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            IN WITNESS WHEREOF, each of the undersigned has duly executed this
Third Amendment to Credit Agreement as of the date set forth above.

                                     ALLERGAN,


                                     By:  /s/ Eric K. Brandt
                                          --------------------------------------
                                          Name:   Eric K. Brandt
                                                  ------------------------------
                                          Title:  Corporate Vice President,
                                                  ------------------------------
                                                  Chief Financial Officer


                                     By:  /s/ James M. Hindman
                                          --------------------------------------
                                          Name:   James M. Hindman
                                                  ------------------------------
                                          Title:  Sr. Vice President, Treasury,
                                                  ------------------------------
                                                  Risk and Investor Relations

                                     JPMORGAN CHASE BANK



                                     By:  /s/ Laura J. Cumming
                                          --------------------------------------
                                          Name:   Laura J. Cumming
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------

                                     CITICORP USA, INC.



                                     By:  /s/ Jason Zeroll
                                          --------------------------------------
                                          Name:   Jason Zeroll
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------


                                     BANK OF AMERICA, N.A.



                                     By:  /s/ Kevin Bertelsen
                                          --------------------------------------
                                          Name:   Kevin Bertelsen
                                                  ------------------------------
                                          Title:  Vice President
                                                  ------------------------------


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                                     BANK ONE, NA



                                     By:  /s/ L. Richard Schiller
                                          --------------------------------------
                                          Name:   L. Richard Schiller
                                                  ------------------------------
                                          Title:  Director
                                                  ------------------------------


                                     ABN-AMRO BANK N.V.


                                     By:  /s/ Alexander M. Blodi
                                          --------------------------------------
                                          Name:   Alexander M. Blodi
                                                  ------------------------------
                                          Title:  Director
                                                  ------------------------------


                                     By:  /s/ Todd J. Miller
                                          --------------------------------------
                                          Name:   Todd J. Miller
                                                  ------------------------------
                                          Title:  Assistant Vice President
                                                  ------------------------------


                                      S-2